Exhibit 99.1
Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2019 FOURTH QUARTER AND FULL-YEAR FINANCIAL RESULTS
Record fourth quarter EPS of $2.26 per diluted share,
up 10% over prior year EPS

Record fourth quarter adjusted EPS of $2.53 per diluted share
(a non-GAAP measure), up 15% over prior year adjusted EPS
Record full-year EPS of $9.55 per diluted share,
up 15% over prior year EPS

Record full-year adjusted EPS of $9.46 per diluted share
(a non-GAAP measure), up 12% over prior year adjusted EPS

DULUTH, GA, February 3, 2020 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the fourth quarter 2019 of $43.6 million ($2.26 per diluted share). This compares to net income of $40.4 million ($2.06 per diluted share) in the prior year quarter.
It also reported adjusted net income (a non-GAAP measure) for the fourth quarter 2019 of $48.9 million ($2.53 per diluted share) compared to $43.2 million ($2.20 per diluted share) in the prior year quarter, a 15% increase in adjusted earnings per share.
Net income for the fourth quarter 2019 was adjusted for a $7.1 million pre-tax charge for franchise rights impairments ($0.27 per diluted share), a $0.6 million pre-tax charge for real estate related charges ($0.03 per diluted share), and a $0.6 million pre-tax gain from a legal settlement ($0.03 per diluted share). Net income for the fourth quarter 2018 was adjusted for a $3.7 million pre-tax charge for franchise rights impairments ($0.14 per diluted share).
“We delivered a very strong quarter. We grew revenue 6%, increased used unit sales 15%, delivered 8% parts and service gross profit growth, grew F&I gross profit by 8%, and grew adjusted EPS 15%,” said David Hult, Asbury's President and Chief Executive Officer. “During the quarter, we signed an agreement to acquire 20 Park Place luxury franchises in the Dallas Fort Worth Market. This acquisition will transform our total portfolio to 50% luxury stores and add approximately $1.9 billion in expected annualized revenues. We believe these acquisitions coupled with our announced divestitures, will strategically make Asbury a stronger company.”

Fourth Quarter 2019 Operational Summary
Total company:

•	Total revenue increased 6%; gross profit increased 7%

•	Gross margin increased 10 basis points to 15.9%

•	SG&A as a percentage of gross profit increased 10 basis points to 68.3%

•	Adjusted operating margin increased 10 basis point to 4.6%

•	Adjusted EPS increased 15%

Same store:

•	Total revenue increased 2%; gross profit increased 3%

•	Gross margin increased 20 basis points to 16.0%

•	New vehicle revenue decreased 3%; gross profit decreased 4%

•	Used vehicle retail revenue increased 10%; gross profit increased 1%

•	Finance and insurance revenue and gross profit increased 4%

•	Parts and service revenue increased 5%; gross profit increased 4%

Strategic Highlights:

•
Signed an agreement to acquire 20 Park Place luxury franchises that we expect to close in March 2020, subject to customary closing conditions. We expect these dealerships to generate approximately $1.9 billion in annualized revenue.

•	Acquired a Chrysler Jeep Dodge Ram store in the Denver market in late January 2020. We expect this store to generate approximately $124 million in annual revenues.

•
Signed an agreement to divest all five stores in the Mississippi market that we expect to close in March 2020, subject to customary closing conditions. These dealerships generated approximately $334 million in annualized revenue.

•
Signed an agreement to divest our Nissan Atlanta store that we expect to close in February 2020, subject to customary closing conditions. This dealership generated approximately $77 million in annualized revenue.

For the full year 2019, the Company reported net income of $184.4 million ($9.55 per diluted share) compared to $168.0 million ($8.28 per diluted share) in the prior year period. Adjusted net income (a non-GAAP measure) for 2019 was $182.5 million ($9.46 per diluted share) compared to $170.8 million ($8.41 per diluted share) in the prior year period, a 12% increase in adjusted EPS.
Additional commentary regarding the fourth quarter results will be provided during the earnings conference call on February 3, 2020 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (800) 353-6461 (domestic), or (334) 323-0501 (international); passcode - 5777116. Callers should dial in approximately 5 to 10 minutes before the call begins.

A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 5777116.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 89 dealerships, consisting of 110 franchises, representing 31 domestic and foreign brands of vehicles.  Asbury also operates 25 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, including its ability to complete and realize the expected benefits of the proposed acquisition of the Park Place family of dealerships. Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2019	2018
REVENUE:
New vehicle	$1,039.4	$1,022.4	$17.0	2%
Used vehicle:
Retail	491.5	427.9	63.6	15%
Wholesale	49.7	45.5	4.2	9%
Total used vehicle	541.2	473.4	67.8	14%
Parts and service	229.7	211.1	18.6	9%
Finance and insurance, net	83.7	77.3	6.4	8%
TOTAL REVENUE	1,894.0	1,784.2	109.8	6%
GROSS PROFIT:
New vehicle	44.7	43.9	0.8	2%
Used vehicle:
Retail	30.9	29.3	1.6	5%
Wholesale	0.4	—	0.4	—%
Total used vehicle	31.3	29.3	2.0	7%
Parts and service	141.9	131.3	10.6	8%
Finance and insurance, net	83.7	77.3	6.4	8%
TOTAL GROSS PROFIT	301.6	281.8	19.8	7%
OPERATING EXPENSES:
Selling, general and administrative	206.1	192.2	13.9	7%
Depreciation and amortization	9.5	8.5	1.0	12%
Franchise rights impairment	7.1	3.7	3.4	92%
Other operating (income) expenses, net	(0.2)	0.1	(0.3)	NM
INCOME FROM OPERATIONS	79.1	77.3	1.8	2%
OTHER EXPENSES:
Floor plan interest expense	8.2	9.5	(1.3)	(14)%
Other interest expense, net	13.7	13.7	—	—%
Total other expenses, net	21.9	23.2	(1.3)	(6)%
INCOME BEFORE INCOME TAXES	57.2	54.1	3.1	6%
Income tax expense	13.6	13.7	(0.1)	(1)%
NET INCOME	$43.6	$40.4	$3.2	8%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.28	$2.09	$0.19	9%
Diluted—
Net income	$2.26	$2.06	$0.20	10%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.1	19.3	(0.2)	(1)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.2	(0.1)	(50)%
Diluted	19.3	19.6	(0.3)	(2)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2019	2018
Unit sales
New vehicle:
Luxury	7,055	6,452	603	9%
Import	15,723	16,394	(671)	(4)%
Domestic	4,829	4,951	(122)	(2)%
Total new vehicle	27,607	27,797	(190)	(1)%
Used vehicle retail	22,272	19,298	2,974	15%
Used to new ratio	80.7%	69.4%	1130 bps
Average selling price
New vehicle	$37,650	$36,781	$869	2%
Used vehicle retail	22,068	22,173	(105)	—%
Average gross profit per unit
New vehicle:
Luxury	$3,586	$3,487	$99	3%
Import	674	830	(156)	(19)%
Domestic	1,822	1,575	247	16%
Total new vehicle	1,619	1,579	40	3%
Used vehicle retail	1,387	1,518	(131)	(9)%
Finance and insurance, net	1,678	1,641	37	2%
Front end yield (1)	3,194	3,196	(2)	—%
Gross margin
New vehicle:
Luxury	6.5%	6.4%	10 bps
Import	2.3%	2.9%	(60) bps
Domestic	4.4%	3.9%	50 bps
Total new vehicle	4.3%	4.3%	0 bps
Used vehicle retail	6.3%	6.8%	(50) bps
Parts and service	61.8%	62.2%	(40) bps
Total gross profit margin	15.9%	15.8%	10 bps
SG&A metrics
Rent expense	$6.8	$6.5	$0.3	5%
Total SG&A as a percentage of gross profit	68.3%	68.2%	10 bps
SG&A, excluding rent expense as a percentage of gross profit	66.1%	65.9%	20 bps
Operating metrics
Income from operations as a percentage of revenue	4.2%	4.3%	(10) bps
Income from operations as a percentage of gross profit	26.2%	27.4%	(120) bps
Adjusted income from operations as a percentage of revenue	4.6%	4.5%	10 bps
Adjusted income from operations as a percentage of gross profit	28.6%	28.7%	(10) bps
Revenue mix
New vehicle	54.9%	57.3%
Used vehicle retail	26.0%	24.0%
Used vehicle wholesale	2.6%	2.6%
Parts and service	12.1%	11.8%
Finance and insurance	4.4%	4.3%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	14.8%	15.6%
Used vehicle retail	10.3%	10.4%
Used vehicle wholesale	0.1%	—%
Parts and service	47.0%	46.6%
Finance and insurance	27.8%	27.4%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2019	2018
Revenue
New vehicle:
Luxury	$387.7	$351.5	$36.2	10%
Import	426.9	460.8	(33.9)	(7)%
Domestic	169.0	200.0	(31.0)	(16)%
Total new vehicle	983.6	1,012.3	(28.7)	(3)%
Used Vehicle:
Retail	465.5	422.6	42.9	10%
Wholesale	48.0	44.7	3.3	7%
Total used vehicle	513.5	467.3	46.2	10%
Parts and service	218.4	208.8	9.6	5%
Finance and insurance	79.6	76.4	3.2	4%
Total revenue	$1,795.1	$1,764.8	$30.3	2%

Gross profit
New vehicle:
Luxury	$25.3	$22.5	$2.8	12%
Import	9.3	13.3	(4.0)	(30)%
Domestic	7.3	7.8	(0.5)	(6)%
Total new vehicle	41.9	43.6	(1.7)	(4)%
Used Vehicle:
Retail	29.3	29.0	0.3	1%
Wholesale	0.5	—	0.5	—%
Total used vehicle	29.8	29.0	0.8	3%
Parts and service:
Customer pay	76.5	73.4	3.1	4%
Warranty	21.2	20.1	1.1	5%
Wholesale parts	6.0	5.9	0.1	2%
Parts and service, excluding reconditioning and preparation	103.7	99.4	4.3	4%
Reconditioning and preparation	31.4	30.4	1.0	3%
Total parts and service	135.1	129.8	5.3	4%
Finance and insurance	79.6	76.4	3.2	4%
Total gross profit	$286.4	$278.8	$7.6	3%

SG&A expense	$196.6	$189.6	$7.0	4%
SG&A expense as a percentage of gross profit	68.6%	68.0%	60 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)		% Change
	2019	2018
Unit sales
New vehicle:
Luxury	7,028	6,452	576		9%
Import	14,922	16,047	(1,125)		(7)%
Domestic	4,109	4,951	(842)		(17)%
Total new vehicle	26,059	27,450	(1,391)		(5)%
Used vehicle retail	20,905	19,050	1,855		10%
Used to new ratio	80.2%	69.4%	1080 bps

Average selling price
New vehicle	$37,745	$36,878	$867		2%
Used vehicle retail	22,267	22,184	83		—%

Average gross profit per unit
New vehicle:
Luxury	$3,600	$3,487	$113		3%
Import	623	829	(206)		(25)%
Domestic	1,777	1,575	202		13%
Total new vehicle	1,608	1,588	20		1%
Used vehicle retail	1,402	1,522	(120)		(8)%
Finance and insurance, net	1,695	1,643	52		3%
Front end yield (1)	3,211	3,204	7		—%

Gross margin
New vehicle:
Luxury	6.5%	6.4%	10 bps
Import	2.2%	2.9%	(70) bps
Domestic	4.3%	3.9%	40	bps
Total new vehicle	4.3%	4.3%	0 bps
Used vehicle retail	6.3%	6.9%	(60	) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.5%	47.6%	(10) bps
Parts and service, including reconditioning and preparation	61.9%	62.2%	(30) bps
Total gross profit margin	16.0%	15.8%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2019	2018
REVENUE:
New vehicle	$3,863.3	$3,788.7	$74.6	2%
Used vehicle:
Retail	1,941.3	1,783.3	158.0	9%
Wholesale	190.3	189.1	1.2	1%
Total used vehicle	2,131.6	1,972.4	159.2	8%
Parts and service	899.4	821.0	78.4	10%
Finance and insurance, net	316.0	292.3	23.7	8%
TOTAL REVENUE	7,210.3	6,874.4	335.9	5%
GROSS PROFIT:
New vehicle	159.5	165.2	(5.7)	(3)%
Used vehicle:
Retail	133.1	127.8	5.3	4%
Wholesale	1.0	1.9	(0.9)	(47)%
Total used vehicle	134.1	129.7	4.4	3%
Parts and service	559.3	515.8	43.5	8%
Finance and insurance, net	316.0	292.3	23.7	8%
TOTAL GROSS PROFIT	1,168.9	1,103.0	65.9	6%
OPERATING EXPENSES:
Selling, general and administrative	799.8	755.8	44.0	6%
Depreciation and amortization	36.2	33.7	2.5	7%
Franchise rights impairment	7.1	3.7	3.4	92%
Other operating expense (income), net	0.8	(1.1)	1.9	173%
INCOME FROM OPERATIONS	325.0	310.9	14.1	5%
OTHER EXPENSES (INCOME):
Floor plan interest expense	37.9	32.5	5.4	17%
Other interest expense, net	54.9	53.1	1.8	3%
Swap interest expense	—	0.5	(0.5)	(100)%
Gain on divestiture	(11.7)	—	(11.7)	—%
Total other expenses, net	81.1	86.1	(5.0)	(6)%
INCOME BEFORE INCOME TAXES	243.9	224.8	19.1	8%
Income tax expense	59.5	56.8	2.7	5%
NET INCOME	$184.4	$168.0	$16.4	10%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$9.65	$8.36	$1.29	15%
Diluted—
Net income	$9.55	$8.28	$1.27	15%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.1	20.1	(1.0)	(5)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	19.3	20.3	(1.0)	(5)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)		% Change
	2019	2018
Unit sales
New vehicle:
Luxury	23,988	22,979	1,009		4%
Import	61,420	62,939	(1,519)		(2)%
Domestic	19,835	19,357	478		2%
Total new vehicle	105,243	105,275	(32)		—%
Used vehicle retail	88,602	82,377	6,225		8%
Used to new ratio	84.2%	78.2%	600 bps
Average selling price
New vehicle	$36,708	$35,989	$719		2%
Used vehicle retail	21,910	21,648	262		1%
Average gross profit per unit
New vehicle:
Luxury	$3,473	$3,481	$(8)		—%
Import	685	836	(151)		(18)%
Domestic	1,719	1,684	35		2%
Total new vehicle	1,516	1,569	(53)		(3)%
Used vehicle retail	1,502	1,551	(49)		(3)%
Finance and insurance, net	1,630	1,558	72		5%
Front end yield (1)	3,140	3,119	21		1%
Gross margin
New vehicle:
Luxury	6.3%	6.5%	(20) bps
Import	2.4%	2.9%	(50) bps
Domestic	4.3%	4.3%	0 bps
Total new vehicle	4.1%	4.4%	(30) bps
Used vehicle retail	6.9%	7.2%	(30) bps
Parts and service	62.2%	62.8%	(60) bps
Total gross profit margin	16.2%	16.0%	20 bps
SG&A metrics
Rent expense	$27.1	$25.6	$1.5		6%
Total SG&A as a percentage of gross profit	68.4%	68.5%	(10) bps
SG&A, excluding rent expense as a percentage of gross profit	66.1%	66.2%	(10) bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.5%	—
Income from operations as a percentage of gross profit	27.8%	28.2%	(40	) bps
Adjusted income from operations as a percentage of revenue	4.6%	4.6%	—
Adjusted income from operations as a percentage of gross profit	28.6%	28.5%	10 bps
Revenue mix
New vehicle	53.6%	55.1%
Used vehicle retail	26.9%	25.9%
Used vehicle wholesale	2.6%	2.8%
Parts and service	12.5%	11.9%
Finance and insurance	4.4%	4.3%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	13.6%	15.0%
Used vehicle retail	11.5%	11.5%
Used vehicle wholesale	0.1%	0.2%
Parts and service	47.8%	46.8%
Finance and insurance	27.0%	26.5%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2019	2018
Revenue
New vehicle:
Luxury	$1,314.4	$1,235.3	$79.1	6%
Import	1,687.1	1,744.8	(57.7)	(3)%
Domestic	681.0	763.2	(82.2)	(11)%
Total new vehicle	3,682.5	3,743.3	(60.8)	(2)%
Used Vehicle:
Retail	1,848.9	1,755.7	93.2	5%
Wholesale	183.9	185.4	(1.5)	(1)%
Total used vehicle	2,032.8	1,941.1	91.7	5%
Parts and service	867.0	810.9	56.1	7%
Finance and insurance, net	302.4	287.1	15.3	5%
Total revenue	$6,884.7	$6,782.4	$102.3	2%

Gross profit
New vehicle:
Luxury	$83.4	$80.0	$3.4	4%
Import	39.9	51.0	(11.1)	(22)%
Domestic	27.9	32.6	(4.7)	(14)%
Total new vehicle	151.2	163.6	(12.4)	(8)%
Used Vehicle:
Retail	126.0	126.1	(0.1)	—%
Wholesale	1.1	2.0	(0.9)	(45)%
Total used vehicle	127.1	128.1	(1.0)	(1)%
Parts and service:
Customer pay	305.4	288.6	16.8	6%
Warranty	85.4	76.1	9.3	12%
Wholesale parts	23.4	22.5	0.9	4%
Parts and service, excluding reconditioning and preparation	414.2	387.2	27.0	7%
Reconditioning and preparation	124.5	122.0	2.5	2%
Total parts and service	538.7	509.2	29.5	6%
Finance and insurance	302.4	287.1	15.3	5%
Total gross profit	$1,119.4	$1,088.0	$31.4	3%

SG&A expense	$766.0	$743.9	$22.1	3%
SG&A expense as a percentage of gross profit	68.4%	68.4%	0 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2019	2018
Unit sales
New vehicle:
Luxury	23,890	22,979	911	4%
Import	59,539	61,305	(1,766)	(3)%
Domestic	16,817	19,357	(2,540)	(13)%
Total new vehicle	100,246	103,641	(3,395)	(3)%
Used vehicle retail	83,822	80,963	2,859	4%
Used to new ratio	83.6%	78.1%	550 bps

Average selling price
New vehicle	$36,735	$36,118	$617	2%
Used vehicle retail	22,057	21,685	372	2%

Average gross profit per unit
New vehicle:
Luxury	$3,491	$3,481	$10	—%
Import	670	832	(162)	(19)%
Domestic	1,659	1,684	(25)	(1)%
Total new vehicle	1,508	1,579	(71)	(4)%
Used vehicle retail	1,503	1,558	(55)	(4)%
Finance and insurance, net	1,643	1,555	88	6%
Front end yield (1)	3,149	3,125	24	1%

Gross margin
New vehicle:
Luxury	6.3%	6.5%	(20) bps
Import	2.4%	2.9%	(50) bps
Domestic	4.1%	4.3%	(20) bps
Total new vehicle	4.1%	4.4%	(30) bps
Used vehicle retail	6.8%	7.2%	(40) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.8%	47.7%	10 bps
Parts and service, including reconditioning and preparation	62.1%	62.8%	(70) bps
Total gross profit margin	16.2%	16.0%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	December 31, 2019		December 31, 2018	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$3.5		$8.3	$(4.8)	(58)%
New vehicle inventory	802.6	(a)	867.2	(64.6)	(7)%
Used vehicle inventory	140.1	(b)	158.9	(18.8)	(12)%
Parts inventory	42.3	(c)	41.5	0.8	2%
Total current assets	1,602.6		1,553.0	49.6	3%
Floor plan notes payable	788.0	(d)	966.1	(178.1)	(18)%
Total current liabilities	1,247.0		1,303.3	(56.3)	(4)%

CAPITALIZATION:
Long-term debt (including current portion)	$939.4	(e)	$905.3	$34.1	4%
Shareholders' equity	646.3		473.2	173.1	37%
Total	$1,585.7		$1,378.5	$207.2	15%
_____________________________
(a) Excluding $56.3 million of new vehicle inventory classified as Assets held for sale as of December 31, 2019
(b) Excluding $8.6 million of used vehicle inventory classified as Assets held for sale as of December 31, 2019
(c) Excluding $2.8 million of parts inventory classified as Assets held for sale as of December 31, 2019
(d) Excluding $62.8 million of Floor plan notes payable classified as Liabilities associated with assets held for sale as of December 31, 2019
(e) Excluding $28.1 million of Long-term debt classified as Liabilities associated with assets held for sale as of December 31, 2019

	December 31, 2019	December 31, 2018
DAYS SUPPLY
New vehicle inventory	66	67
Used vehicle inventory	29	34
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Twelve Months Ended December 31,
	2019	2018
Luxury:
Mercedes-Benz	7%	6%
Lexus	7%	7%
BMW	6%	5%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	7%	8%
Total luxury	34%	33%
Imports:
Honda	18%	19%
Nissan	8%	11%
Toyota	13%	12%
Other imports	6%	5%
Total imports	45%	47%
Domestic:
Ford	9%	10%
Chevrolet	6%	5%
Dodge	3%	3%
Other domestics	3%	2%
Total domestic	21%	20%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	December 31, 2019	September 30, 2019
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion and HFS)	$967.5	$905.9

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$184.4	$181.2

Add:
Depreciation and amortization	36.2	35.2
Income tax expense	59.5	59.8
Swap and other interest expense	54.9	54.8
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$335.0	$331.0

Non-core items - expense (income):
Gain on divestiture	$(11.7)	$(11.7)
Legal settlements	(0.6)	$—
Gain on sale of real estate	(0.3)	(0.3)
Franchise rights impairment	7.1	3.7
Real estate-related charges	0.6	—
Fixed assets write-off	2.4	2.4
Total non-core items	(2.5)	(5.9)

Adjusted EBITDA	$332.5	$325.1

Adjusted leverage ratio	2.9	2.8

	For the Three Months Ended December 31,
	2019	2018
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$79.1	$77.3
Franchise rights impairment	7.1	3.7
Legal settlements	(0.6)	—
Real estate-related charges	0.6	—
Adjusted income from operations	$86.2	$81.0

Adjusted net income:
Net income	$43.6	$40.4

Non-core items - (income) expense:
Franchise rights impairment	7.1	3.7
Legal settlements	(0.6)	—
Real estate-related charges	0.6	—
Income tax effect on non-core items above	(1.8)	(0.9)
Total non-core items	5.3	2.8
Adjusted net income	$48.9	$43.2

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.26	$2.06

Total non-core items	0.27	0.14
Adjusted diluted EPS	$2.53	$2.20

Weighted average common shares outstanding - diluted	19.3	19.6

	For the Twelve Months Ended December 31,
	2019	2018
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$325.0	$310.9
Franchise rights impairment	7.1	3.7
Legal settlements	(0.6)	(0.7)
Gain on sale of real estate	(0.3)	—
Real estate-related charges	0.6	—
Fixed assets write-off	2.4	—
Adjusted income from operations	$334.2	$313.9

Adjusted net income:
Net income	$184.4	$168.0

Non-core items - (income) expense:
Franchise rights impairment	7.1	3.7
Gain on divestiture	(11.7)	—
Gain on sale of real estate	(0.3)	—
Fixed assets write-off	2.4	—
Real estate-related charges	0.6	—
Legal settlements	(0.6)	(0.7)
Income tax effect on non-core items above	0.6	(0.8)
2017 Tax Act Adjustment	—	0.6
Total non-core items	(1.9)	2.8
Adjusted net income	$182.5	$170.8

Adjusted diluted earnings per share (EPS):
Diluted EPS	$9.55	$8.28

Total non-core items	(0.09)	0.13
Adjusted diluted EPS	$9.46	$8.41

Weighted average common shares outstanding - diluted	19.3	20.3